Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alejandra Veltmann	7/29/2016
Signature of Authorized Individual*	Date

/s/ Alejandra Veltmann	V.P. - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for June 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (May 2016) will not equate with the opening balances in MOR-4 (June 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the May 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information includes both Pre- and Post- Receivables per entity.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -
One bank account was opened during the reporting period:

1. Paragon International Finance Company - Bank of America account ending 1478

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements

(000’s)

See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(839)	$—	$(839)	$4,652
Paragon Offshore plc	16-10386	(1,344)	—	(1,344)	57
Paragon Drilling Services 7 LLC	16-10387	(655)	—	(655)	—
Paragon Offshore Finance Company	16-10388	(2,764)	—	(2,764)	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(28)	—	(28)	0
Paragon Offshore do Brasil Ltda.	16-10390	(5,921)	(0)	(5,922)	4,905
Paragon International Finance Company	16-10391	(913)	(2,772)	(3,685)	357
Paragon Asset (ME) Ltd.	16-10392	(25)	—	(25)	—
Paragon Offshore Holdings US Inc.	16-10393	—	—	—	17,691
Paragon Asset (UK) Ltd.	16-10394	(49)	—	(49)	6,875
Paragon FDR Holding Ltd.	16-10395	(0)	—	(0)	—
Paragon Offshore International Ltd.	16-10396	(8,911)	—	(8,911)	4,666
Paragon Offshore (North Sea) Ltd.	16-10397	(178)	—	(178)	8,385
Paragon Duchess Ltd.	16-10398	(103)	—	(103)	4
Paragon (Middle East) Limited	16-10399	(2,760)	—	(2,760)	2,360
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(28)	—	(28)	0
Paragon Holding NCS 2 S.a r.l.	16-10401	(151)	—	(151)	—
Paragon Leonard Jones LLC	16-10402	(434)	—	(434)	399
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(99)	(1)	(100)	1
Paragon Offshore (Nederland) B.V.	16-10404	(2,525)	—	(2,525)	10,153
Paragon Offshore Contracting GmbH	16-10405	(986)	—	(986)	19
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	—	(2)	0
Paragon Holding SCS 2 Ltd.	16-10407	(2)	—	(2)	—
Paragon Asset Company Ltd.	16-10408	(222)	—	(222)	—
Paragon Holding SCS 1 Ltd.	16-10409	(0)	—	(0)	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(3)	—	(3)	—
Total		$(28,944)	$(2,773)	$(31,716)	$60,526

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)

(000’s)

See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$—	$—		$—

Paragon Offshore plc	16-10386	Sub Total	343,905	344,015	343,905	344,011
	16-10386	6704	4	4	4	4
	16-10386	9694	152	203	152	199
	16-10386	3774	332,249	332,308	332,249	332,308
	16-10386	9069	11,500	11,500	11,500	11,500

Paragon Drilling Services 7 LLC	16-10387	8977	—	—	—	—

Paragon Offshore Finance Company	16-10388	2257	—	—	—	—

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	131	113	116	97
	16-10389	3991	8	8	8	8
	16-10389	701L	123	105	108	89

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	6,308	6,225	6,358	6,485
	16-10390	4000	6,261	6,173	6,309	6,430
	16-10390	7775	11	37	11	39
	16-10390	5004	36	15	36	15
	16-10390	Petty Cash			2	0

Paragon International Finance Company	16-10391	Sub Total	197,696	209,321	198,108	209,636
	16-10391	4670	59	1	59	1
	16-10391	4240	40,863	4,402	40,862	4,453
	16-10391	7219	321	187	313	1
	16-10391	7201	1,562	115	1,602	158
	16-10391	7227	100	88	100	87
	16-10391	7235	27	68	27	68
	16-10391	4355	26	16	26	49
	16-10391	1100	1,684	147	1,731	204
	16-10391	3880	16,025	38,028	16,025	38,028
	16-10391	9959	3	9,222	3	9,222
	16-10391	4356	—	—	370	370
	16-10391	7633	137,026	157,050	137,018	157,026
	16-10391	9936	—	—	(29)	(30)
	16-10391	1478	—	—	—	—

Paragon Asset (ME) Ltd.	16-10392		—	—	—	—

Paragon Offshore Holdings US Inc.	16-10393		—	—	—	—

Paragon Asset (UK) Ltd.	16-10394		—	—	—	—

Paragon FDR Holding Ltd.	16-10395	3867	92	92	92	92

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)

(000’s)

See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	1,173	893	1,184	961
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	22	21	22	21
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	324	316	316	311
	16-10396	4001	806	535	763	536
	16-10396	Petty Cash			63	72

Paragon Offshore (North Sea) Ltd.	16-10397		—	—	—	—

Paragon Duchess Ltd.	16-10398		—	—	—	—

Paragon (Middle East) Limited	16-10399		—	—	—	—

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	92	92	92	92
	16-10400	8969	—	—	—	—
	16-10400	1728	92	92	92	92

Paragon Holding NCS 2 S.a r.l.	16-10401	5235	—	—	—	—

Paragon Leonard Jones LLC	16-10402	Sub Total	769	3,452	769	3,471
	16-10402	8256	—	—	0	0
	16-10402	8032	32	7	32	7
	16-10402	3350	3	3	3	3
	16-10402	7021	735	948	735	967
	16-10402	8378	—	2,494	—	2,494

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	263	237	262	243
	16-10403	3875	—	—	—	—
	16-10403	0775	263	237	262	243

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	1,065	1,676	1,081	1,728
	16-10404	2286	—	—	—	—
	16-10404	1106	9	1	9	1
	16-10404	6254	85	704	93	751
	16-10404	NL2A	971	971	964	974
	16-10404	Petty Cash			15	2

Paragon Offshore Contracting GmbH	16-10405	Sub Total	6,665	9,478	6,666	6,114
	16-10405	8002	—	—	0	0
	16-10405	2377	216	216	216	216
	16-10405	8788	46	12	46	12
	16-10405	8876	6,364	6,432	6,364	3,049
	16-10405	4010	21	19	21	37
	16-10405	403W	17	18	18	18
	16-10405	8556	—	2,781	—	2,781
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,034	1,106	1,034	1,107
	16-10406	7995	—	—	—	—
	16-10406	-101	26	25	26	25
	16-10406	-725	1,008	1,081	1,008	1,081

Paragon Holding SCS 2 Ltd.	16-10407		—	—	—	—

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)

(000’s)

See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Asset Company Ltd.	16-10408		—	—	—	—

Paragon Holding SCS 1 Ltd.	16-10409		—	—	—	—

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	61	61	62	61
	16-10410	6362	5	5	5	5
	16-10410	8000	56	56	57	56

Total			$559,256	$576,762	$559,730	$574,098

MOR-1b

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid

(000’s)

See Notes to the MOR related to MOR-1b

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.

Professionals

Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,249	$1,249
Richards, Layton & Finer	102	102
AlixPartners LLP	1,209	1,209

Total Payments to Professionals	$2,560	$2,560

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al

Budget to Actual Consolidated Cash Flow Variance Report

(000’s)

See Notes to the MOR related to MOR-1c

			Variance
05/28/16 - 07/01/16	Budget	Actual	F/(U)

Total Receipts	40,457	74,990	34,533

Total Operating Disbursements	(20,100)	(18,972)	1,128
Total Capital Expenditures	(6,291)	(4,078)	2,213
Total Payroll & Benefits	(15,688)	(14,071)	1,617
Total Other	(5,612)	(898)	4,713

Total I/C Disbursements to Non Debtor Entities	(16,999)	(10,774)	6,225

Total Disbursements	(64,689)	(48,794)	15,896

Net Operating Cash Flow	(24,232)	26,196	50,428

Deposits
Other	(18,500)	—	18,500
Total Deposits	(18,500)	—	18,500

Total Debt Service	(9,632)	(8,842)	790
Total Professional Fees	(5,704)	(3,609)	2,095

Total Non-Operating Disbursements	(33,836)	(12,451)	21,385

Net Cash Flow	(58,068)	13,745	71,813

Debtor Ending Cash Balance - Encumbered	169,239	222,446	53,207
Debtor Cash Balance - Unencumbered	343,749	343,872	123
Total Debtor Cash Balance	512,988	566,318	53,330

Non Debtor Ending Cash Balance	315,841	352,409	36,568
Total Debtor & Non Debtor Ending Cash Balance	828,829	918,727	89,898

MOR-2

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending June 30, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,165	$—	$—	$—	$—	$894	$—
Reimbursable Revenues	40	—	—	—	—	2,236	—
Labor Contract Revenues	—	—	—	—	—	—	—
Other Revenues	—	—	—	—	7,092	—	—
Operating revenues	1,205	—	—	—	7,092	3,130	—
	—	—	—	—	—	—	—
Operating Costs and Expenses	—	—	—	—	—	—	—
Contract Drilling Expenses	3,808	—	(1,777)	—	(147)	(2,420)	—
Labor Contract	—	—	—	—	—	—	—
Reimbursable Expenses	(40)	—	—	—	—	(1,891)	—
Depreciation and Amortization	(567)	(6)	(47)	—	(198)	(10)	—
General & Administrative	—	(1,027)	—	(2)	(44)	—	(7)
Corporate Operations	—	(419)	—	—	—	—	—
Local Administrative Expense	(198)	—	—	—	—	(731)	—
Unusual Event	—	—	—	—	—	—	—
Operating costs and expenses	3,002	(1,452)	(1,824)	(2)	(389)	(5,051)	(7)
	—	—	—	—	—	—	—
Operating Income	4,208	(1,452)	(1,824)	(2)	6,703	(1,922)	(7)

Other Income (Expense)	—	—	—	—	—	—	—
Interest expense, net of amount capitalized	—	(1,817)	—	(2,800)	—	(41)	(577)
Interest Income	240	59	—	—	—	—	12
Reorganization Items	—	(5,789)	—	—	—	—	—
Other, net	46	29	—	—	36	(541)	(387)
Income before income taxes	4,494	(8,970)	(1,824)	(2,802)	6,739	(2,504)	(959)
Income tax provision	148	—	—	—	(667)	—	—
Net Income	4,642	(8,970)	(1,824)	(2,802)	6,072	(2,504)	(959)

MOR-2

In re Paragon Offshore PLC, et al.

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending June 30, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$—	$—	$4,254	$—	$7,441
Reimbursable Revenues	—	—	182	—	435
Labor Contract Revenues	—	—	—	—	—
Other Revenues	—	—	—	—	111
Operating revenues	—	—	4,436	—	7,988
	—	—	—	—	—
Operating Costs and Expenses	—	—	—	—	—
Contract Drilling Expenses	(225)	—	(3,815)	—	(7,547)
Labor Contract	—	—	—	—	—
Reimbursable Expenses	—	—	(151)	—	(109)
Depreciation and Amortization	(402)	—	—	—	(1,419)
General & Administrative	—	(63)	(232)	(28)	(1)
Corporate Operations	—	(47)	(211)	(25)	(29)
Local Administrative Expense	(0)	—	(93)	—	(1,730)
Unusual Event	—	—	—	—	—
Operating costs and expenses	(628)	(110)	(4,503)	(53)	(10,835)
	—	—	—	—	—
Operating Income	(628)	(110)	(67)	(53)	(2,847)

Other Income (Expense)	—	—	—	—	—
Interest expense, net of amount capitalized	—	—	—	—	—
Interest Income	—	—	—	29	—
Reorganization Items	—	—	—	—	—
Other, net	—	—	27	—	(714)
Income before income taxes	(628)	(110)	(40)	(23)	(3,561)
Income tax provision	—	147	(314)	1,803	(2,687)
Net Income	(628)	37	(354)	1,779	(6,248)

MOR-2

In re Paragon Offshore PLC, et al.

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending June 30, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$7,407	$—	$4,392	$—	$—	$—
Reimbursable Revenues	296	—	19	—	—	—
Labor Contract Revenues	—	—	—	—	—	—
Other Revenues	—	—	4,267	—	—	—
Operating revenues	7,702	—	8,678	—	—	—
	—	—	—	—	—	—
Operating Costs and Expenses	—	—	—	—	—	—
Contract Drilling Expenses	(7,491)	(26)	(1,980)	—	(48)	(7,089)
Labor Contract	—	—	—	—	—	—
Reimbursable Expenses	(159)	—	(19)	—	—	—
Depreciation and Amortization	—	(9)	(3,288)	—	(44)	—
General & Administrative	—	—	—	(9)	(6)	12
Corporate Operations	—	—	—	—	—	14
Local Administrative Expense	(213)	(0)	(0)	—	—	(18)
Unusual Event	—	—	—	—	—	—
Operating costs and expenses	(7,864)	(35)	(5,288)	(9)	(98)	(7,081)
	—	—	—	—	—	—
Operating Income	(161)	(35)	3,390	(9)	(98)	(7,081)

Other Income (Expense)	—	—	—	—	—	—
Interest expense, net of amount capitalized	—	—	—	—	(79)	—
Interest Income	—	—	—	—	1	12
Reorganization Items	—	—	—	—	—	—
Other, net	—	—	—	0	0	(12)
Income before income taxes	(161)	(35)	3,390	(9)	(176)	(7,081)
Income tax provision	—	149	(160)	—	(12)	812
Net Income	(161)	114	3,230	(9)	(188)	(6,269)

MOR-2

In re Paragon Offshore PLC, et al.

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending June 30, 2016

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$—	$10,122	$—	$—	$—	$—
Reimbursable Revenues	—	—	—	—	—	—
Labor Contract Revenues	—	—	—	—	—	—
Other Revenues	216	779	1	1,527	—	15,691
Operating revenues	216	10,901	1	1,527	—	15,691
	—	—	—	—	—	—
Operating Costs and Expenses	—	—	—	—	—	—
Contract Drilling Expenses	(202)	(10,101)	(4,855)	—	—	(5,353)
Labor Contract	—	—	—	—	—	—
Reimbursable Expenses	—	—	—	—	—	—
Depreciation and Amortization	—	(0)	(31)	—	—	(10,160)
General & Administrative	—	—	(4)	—	(1,323)	—
Corporate Operations	—	(132)	—	—	(1,111)	—
Local Administrative Expense	(8)	(1,039)	51	(1,519)	—	9
Unusual Event	—	—	—	—	—	—
Operating costs and expenses	(210)	(11,272)	(4,840)	(1,519)	(2,434)	(15,504)
	—	—	—	—	—	—
Operating Income	6	(371)	(4,839)	8	(2,434)	187

Other Income (Expense)	—	—	—	—	—	—
Interest expense, net of amount capitalized	—	—	(240)	—	—	(1)
Interest Income	48	33	107	—	79	—
Reorganization Items	—	—	—	—	—	—
Other, net	(1)	285	45	1	—	—
Income before income taxes	53	(53)	(4,928)	9	(2,355)	186
Income tax provision	3,037	(161)	(518)	—	(3,502)	1,657
Net Income	3,090	(214)	(5,445)	9	(5,856)	1,843

MOR-2

In re Paragon Offshore PLC, et al.

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending June 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$—	$—
Reimbursable Revenues	—	—
Labor Contract Revenues	—	—
Other Revenues	—	4,902
Operating revenues	—	4,902
	—	—
Operating Costs and Expenses	—	—
Contract Drilling Expenses	—	(88)
Labor Contract	—	—
Reimbursable Expenses	—	—
Depreciation and Amortization	—	(724)
General & Administrative	(2)	(101)
Corporate Operations	—	—
Local Administrative Expense	—	—
Unusual Event	—	—
Operating costs and expenses	(2)	(913)
	—	—
Operating Income	(2)	3,989

Other Income (Expense)	—	—
Interest expense, net of amount capitalized	—	(41)
Interest Income	96	—
Reorganization Items	—	—
Other, net	—	7
Income before income taxes	94	3,956
Income tax provision	—	(540)
Net Income	94	3,416

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	—	344,011	—
Restricted Cash	—	—	—
Accounts Receivable	137,273	30,253	316,412
Prepaid Expenses & Deposits	72	515	—
Taxes Receivable	—	—	—
Total Other Current Assets	7,704	399	—
Total current assets	145,049	375,178	316,412
Investments in Subsidiaries	182,682	3,459,465	—
Intercompany Notes Receivable	158,059	—	—
Long Term Notes & Investments	340,741	3,459,465	—
Gross PPE	96,435	483	64,525
Accumulated Depreciation	(73,137)	(56)	(62,534)
Property and Equipment	23,298	427	1,991
Other Assets	1,423	16,609	260
Deferred Regulatory Inspection	760	—	260
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	16,609	—
Long Term Prepaid Mob	663	—	—

Total assets	510,511	3,851,679	318,663

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	42,120	626,345	212,138
Payroll and Benefits Related Accruals	942	10	5
Taxes Payable	1,239	320	—
Interest Payable	—	315	—
Other Current Liabilities	4,685	1,402	—
Total current liabilities	48,986	628,392	212,143
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	5,341	3,351	—
Liabilities Subject to Compromise	—	1,709,347	—
Total liabilities	54,327	2,341,090	212,143

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	—	888	—
Capital in Excess of par value	(1,019,894)	1,434,008	206,689
Retained Earnings	1,476,079	75,693	(100,171)
Accumulated Other Comprehensive Loss	—	—	—
Total shareholders’ equity	456,185	1,510,589	106,518
Total liabilities and shareholders’ equity	510,511	3,851,679	318,663

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	97	6,485
Restricted Cash	—	—	—
Accounts Receivable	—	168,900	27,342
Prepaid Expenses & Deposits	33	5	785
Taxes Receivable	—	301	10,169
Total Other Current Assets	1,469	—	—
Total current assets	1,502	169,303	44,781
Investments in Subsidiaries	4,105,589	—	—
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	4,105,589	—	—
Gross PPE	—	152,586	3,430
Accumulated Depreciation	—	(127,704)	(2,882)
Property and Equipment	—	24,882	548
Other Assets	—	289	—
Deferred Regulatory Inspection	—	289	—
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	—	—
Long Term Prepaid Mob	—	—	—

Total assets	4,107,091	194,474	45,329

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	634,234	—	13,878
Accounts Payable	37,527	155,604	104,926
Payroll and Benefits Related Accruals	—	28	6,670
Taxes Payable	—	303	1,702
Interest Payable	—	—	789
Other Current Liabilities	5,073	—	5,125
Total current liabilities	676,834	155,935	133,090
Total Long-Term Debt	—	—	10,071
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	676,834	155,935	143,161

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	—	—	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(100,645)	110,709	(91,454)
Accumulated Other Comprehensive Loss	—	—	(11,886)
Total shareholders’ equity	3,430,256	38,541	(97,832)
Total liabilities and shareholders’ equity	4,107,091	194,474	45,329

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	209,636	—	—
Restricted Cash	—	—	—
Accounts Receivable	2,764,823	70,575	17,693
Prepaid Expenses & Deposits	144	—	—
Taxes Receivable	—	—	4,175
Total Other Current Assets	—	—	—
Total current assets	2,974,603	70,575	21,868
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	—	81,753	—
Accumulated Depreciation	—	(41,795)	—
Property and Equipment	—	39,958	—
Other Assets	—	446	—
Deferred Regulatory Inspection	—	446	—
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	—	—
Long Term Prepaid Mob	—	—	—

Total assets	7,265,118	111,029	(1,317,575)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	—	—
Accounts Payable	4,188,470	1,702	10,927
Payroll and Benefits Related Accruals	—	171	—
Taxes Payable	—	—	38
Interest Payable	1,006	—	—
Other Current Liabilities	—	—	—
Total current liabilities	4,251,223	1,873	10,965
Total Long-Term Debt	33,109	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	4,284,332	1,873	10,965

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	—	—	—
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	51,881	64,856	(789,951)
Accumulated Other Comprehensive Loss	—	—	—
Total shareholders’ equity	2,980,787	109,157	(1,328,540)
Total liabilities and shareholders’ equity	7,265,119	111,029	(1,317,575)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	92	961
Restricted Cash	—	—	—
Accounts Receivable	125,763	411,864	923,012
Prepaid Expenses & Deposits	—	—	2,194
Taxes Receivable	6,288	—	(643)
Total Other Current Assets	—	19,804	12,299
Total current assets	132,051	431,760	937,823
Investments in Subsidiaries	—	410,651	7,433
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	410,651	7,433
Gross PPE	—	—	212,150
Accumulated Depreciation	—	—	(153,708)
Property and Equipment	—	—	58,442
Other Assets	2,204	—	327
Deferred Regulatory Inspection	—	—	327
Deferred Pension Costs	—	—	—
Other Long Term Assets	2,204	—	—
Long Term Prepaid Mob	—	—	—

Total assets	134,255	842,411	1,004,025

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	113,435	1,960	759,847
Payroll and Benefits Related Accruals	134	—	12,225
Taxes Payable	—	—	6,455
Interest Payable	—	—	—
Other Current Liabilities	—	—	1,281
Total current liabilities	113,569	1,960	779,808
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	1,133
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	113,569	1,960	780,941

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	—	—
Capital in Excess of par value	—	829,425	293,022
Retained Earnings	15,686	11,027	(69,537)
Accumulated Other Comprehensive Loss	—	—	(405)
Total shareholders’ equity	20,686	840,452	223,080
Total liabilities and shareholders’ equity	134,255	842,411	1,004,025

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	—	—	—
Restricted Cash	—	—	—
Accounts Receivable	192,702	102	272,849
Prepaid Expenses & Deposits	(1)	—	16
Taxes Receivable	203	—	—
Total Other Current Assets	—	—	810
Total current assets	192,904	102	273,675
Investments in Subsidiaries	—	(47,110)	—
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	(47,110)	—
Gross PPE	—	2,012	374,764
Accumulated Depreciation	—	(989)	(289,393)
Property and Equipment	—	1,023	85,371
Other Assets	—	45	2,798
Deferred Regulatory Inspection	—	45	1,831
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	—	—
Long Term Prepaid Mob	—	—	967

Total assets	192,904	(45,940)	361,844

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	160,723	7,237	16,239
Payroll and Benefits Related Accruals	1,670	—	4,965
Taxes Payable	(582)	2	573
Interest Payable	—	—	—
Other Current Liabilities	—	276	999
Total current liabilities	161,811	7,515	22,776
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	734
Liabilities Subject to Compromise	—	—	—
Total liabilities	161,811	7,515	23,510

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	—	—	—
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	21,528	(90,499)	270,067
Accumulated Other Comprehensive Loss	—	—	—
Total shareholders’ equity	31,093	(53,456)	338,334
Total liabilities and shareholders’ equity	192,904	(45,940)	361,844

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	92	—	3,471
Restricted Cash	—	—	—
Accounts Receivable	274,224	53,643	91,455
Prepaid Expenses & Deposits	—	—	24
Taxes Receivable	21	13	1,042
Total Other Current Assets	—	38	—
Total current assets	274,337	53,694	95,992
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	—	300	7,553
Long Term Notes & Investments	208,494	43,108	42,553
Gross PPE	—	20,508	—
Accumulated Depreciation	—	(17,642)	—
Property and Equipment	—	2,866	—
Other Assets	—	318	—
Deferred Regulatory Inspection	—	318	—
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	—	—
Long Term Prepaid Mob	—	—	—

Total assets	482,831	99,986	138,545

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	272,675	60,433	66,701
Payroll and Benefits Related Accruals	—	—	294
Taxes Payable	22	52	5,691
Interest Payable	—	2,172	—
Other Current Liabilities	—	—	3,073
Total current liabilities	272,697	62,657	75,759
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	272,697	62,657	75,759

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	—	—	—
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,500)	(58,948)	(73,394)
Accumulated Other Comprehensive Loss	—	—	—
Total shareholders’ equity	210,133	37,331	62,785
Total liabilities and shareholders’ equity	482,831	99,986	138,545

MOR-3

ln re Paragon Offshore PLC, et al.

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	243	1,728	6,114
Restricted Cash	—	—	—
Accounts Receivable	4,749	286,280	297,918
Prepaid Expenses & Deposits	11	71	72
Taxes Receivable	3	2,597	102
Total Other Current Assets	—	14,634	329
Total current assets	5,006	305,310	304,535
Investments in Subsidiaries	—	—	30,000
Intercompany Notes Receivable	33,109	7,959	43,814
Long Term Notes & Investments	33,109	7,959	73,814
Gross PPE	—	1	9,281
Accumulated Depreciation	—	(1)	(1,053)
Property and Equipment	—	—	8,228
Other Assets	—	956	—
Deferred Regulatory Inspection	—	—	—
Deferred Pension Costs	—	956	—
Other Long Term Assets	—	—	—
Long Term Prepaid Mob	—	—	—

Total assets	38,115	314,225	386,577

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	66,937	124,294	119,628
Payroll and Benefits Related Accruals	62	1,681	1,151
Taxes Payable	167	171	3,358
Interest Payable	—	—	7,552
Other Current Liabilities	23	5,615	465
Total current liabilities	67,189	131,761	132,154
Total Long-Term Debt	—	—	158,059
Deferred Taxes	—	224	—
Other NonCurrent Liabilities	—	12	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	67,189	131,997	290,213

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	—	—	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	18,546	168,804	36,264
Accumulated Other Comprehensive Loss	—	631	85
Total shareholders' equity	(29,074)	182,229	96,363
Total liabilities and shareholders' equity	38,115	314,225	386,577

MOR-3

ln re Paragon Offshore PLC, et al.

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,107	—	—
Restricted Cash	—	—	—
Accounts Receivable	4,391	16	869,858
Prepaid Expenses & Deposits	8	—	—
Taxes Receivable	—	—	—
Total Other Current Assets	—	2,172	(479)
Total current assets	5,506	2,188	869,379
Investments in Subsidiaries	—	2,472,887	65,504
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	2,472,887	65,504
Gross PPE	—	—	1,006,679
Accumulated Depreciation	—	—	(767,513)
Property and Equipment	—	—	239,166
Other Assets	—	—	14,196
Deferred Regulatory Inspection	—	—	1,978
Deferred Pension Costs	—	—	—
Other Long Term Assets	—	—	12,218
Long Term Prepaid Mob	—	—	—

Total assets	5,506	2,475,075	1,188,245

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	4,652	86,854	477,549
Payroll and Benefits Related Accruals	—	—	(462)
Taxes Payable	—	—	—
Interest Payable	—	—	38
Other Current Liabilities	—	—	(404)
Total current liabilities	4,652	86,854	476,721
Total Long-Term Debt	—	—	300
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	18,464	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	4,652	105,318	477,021

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	—	—	—
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	343	(1,645,440)	425,052
Accumulated Other Comprehensive Loss	—	—	—
Total shareholders' equity	853	2,369,757	711,226
Total liabilities and shareholders' equity	5,506	2,475,075	1,188,246

MOR-3

ln re Paragon Offshore PLC, et al.

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending June 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	61
Restricted Cash	—	—
Accounts Receivable	120,333	105,540
Prepaid Expenses & Deposits	—	—
Taxes Receivable	—	35
Total Other Current Assets	111,883	—
Total current assets	232,216	105,636
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	—	—
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	—	123,896
Accumulated Depreciation	—	(96,884)
Property and Equipment	—	27,012
Other Assets	—	1,783
Deferred Regulatory Inspection	—	1,783
Deferred Pension Costs	—	—
Other Long Term Assets	—	—
Long Term Prepaid Mob	—	—

Total assets	1,463,168	62,263

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—
Accounts Payable	2	15,598
Payroll and Benefits Related Accruals	—	—
Taxes Payable	—	—
Interest Payable	—	72,565
Other Current Liabilities	—	—
Total current liabilities	2	88,163
Total Long-Term Debt	—	—
Deferred Taxes	—	—
Other NonCurrent Liabilities	—	—
Liabilities Subject to Compromise	—	—
Total liabilities	2	88,163

Shareholders' equity
Shareholders' Equity
Ordinary Shares-par Val $0.01 per share	—	—
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	73,335	(1,545,579)
Accumulated Other Comprehensive Loss	—	—
Total shareholders' equity	1,463,166	(25,899)
Total liabilities and shareholders' equity	1,463,168	62,263

MOR-4

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)

(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$9,383	$990	$(544)	$9,828
Payroll Tax	8,681	1,499	(1,337)	$8,843
Withholding Tax	(13,166)	70	(107)	$(13,204)
Property Tax	—	—	—	$—
VAT Tax	(6,566)	(280)	(419)	$(7,265)
Other Tax	2,584	120	(43)	$2,662
Total Taxes	$915	$2,399	$(2,450)	$864

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)

(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$112	$16	$—	$118	$245
Paragon Offshore plc	16-10386	1	0	—	—	2
Paragon Drilling Services 7 LLC	16-10387	68	37	—	—	105
Paragon Offshore Finance Company	16-10388	—	—	—	—	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	2	2	11	10	26
Paragon Offshore do Brasil Ltda.	16-10390	151	260	4	37	453
Paragon International Finance Company	16-10391	2,583	713	79	352	3,726
Paragon Asset (ME) Ltd.	16-10392	4	—	—	—	4
Paragon Offshore Holdings US Inc.	16-10393	—	—	—	—	—
Paragon Asset (UK) Ltd.	16-10394	721	18	(11)	4	732
Paragon FDR Holding Ltd.	16-10395	—	—	—	—	—
Paragon Offshore International Ltd.	16-10396	95	114	2	116	328
Paragon Offshore (North Sea) Ltd.	16-10397	53	2	—	2	57
Paragon Duchess Ltd.	16-10398	—	—	0	—	0
Paragon (Middle East) Limited	16-10399	177	47	—	—	223
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	7	—	—	—	7
Paragon Holding NCS 2 S.a r.l.	16-10401	1	—	—	—	1
Paragon Leonard Jones LLC	16-10402	11	0	2	71	84
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	86	22	0	—	108
Paragon Offshore (Nederland) B.V.	16-10404	2,125	13	18	62	2,218
Paragon Offshore Contracting GmbH	16-10405	11	14	15	(20)	21
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	—	—	—	—	—
Paragon Holding SCS 2 Ltd.	16-10407	—	—	—	—	—
Paragon Asset Company Ltd.	16-10408	682	(25)	54	(2)	708
Paragon Holding SCS 1 Ltd.	16-10409	—	—	—	—	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	—	—	—	—	—

Total Accounts Payable		$6,891	$1,234	$176	$750	$9,050

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)

(‘000s)

		Billed Accounts Receivable			Total Billed Accounts	Unbilled Accounts Receivable			Total Unbilled Accounts	Other Accounts Receivable			Total Other Accounts	Total Accounts Receivable	Allowance for Doubtful	Total Accounts
Debtor	Case Number	0-60	60-90	>90	Receivable	0-60	60-90	>90	Receivable	0-60	60-90	>90	Receivable	(Gross)	Accounts	Receivable (Net)
Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$—	$—	$6,545	$6,545	$—	$—	$—	$—	$—	$—	$—	$—	$6,545	$(6,544)	$0
Paragon Offshore plc	16-10386	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Drilling Services 7 LLC	16-10387	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Finance Company	16-10388	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore do Brasil Ltda.	16-10390	—	—	—	—	9,652	3,455	6,779	19,886	—	—	—	—	19,886	(504)	19,382
Paragon International Finance Company	16-10391	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset (ME) Ltd.	16-10392	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Holdings US Inc.	16-10393	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset (UK) Ltd.	16-10394	6,439	—	—	6,439	4,452	—	—	4,452	—	—	—	—	10,891	—	10,891
Paragon FDR Holding Ltd.	16-10395	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore International Ltd.	16-10396	17,573	3,727	13,573	34,873	9,180	1	4,761	13,942	—	—	—	—	48,816	(6,909)	41,906
Paragon Offshore (North Sea) Ltd.	16-10397	8,026	—	—	8,026	7,743	—	—	7,743	—	—	—	—	15,769	—	15,769
Paragon Duchess Ltd.	16-10398	—	—	3,612	3,612	—	—	0	0	—	—	—	—	3,612	(3,612)	0
Paragon (Middle East) Limited	16-10399	12,400	4,594	—	16,994	5,505	—	342	5,847	—	—	—	—	22,841	—	22,841
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding NCS 2 S.a r.l.	16-10401	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Leonard Jones LLC	16-10402	2,473	10,637	4,953	18,063	—	—	9,404	9,404	—	—	—	—	27,467	(1,918)	25,549
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore (Nederland) B.V.	16-10404	3,030	—	—	3,030	12,853	—	1	12,854	—	—	—	—	15,884	—	15,884
Paragon Offshore Contracting GmbH	16-10405	1,512	—	—	1,512	—	—	22,518	22,518	—	—	—	—	24,030	(18,386)	5,644
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding SCS 2 Ltd.	16-10407	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset Company Ltd.	16-10408	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding SCS 1 Ltd.	16-10409	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Trade Receivables		$51,454	$18,958	$28,682	$99,094	$49,385	$3,456	$43,805	$96,646	$—	$—	$—	$—	$195,740	$(37,874)	$157,866

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	June 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X